Exhibit 4.1

(Exhibit 4.2 contained within Exhibit 4.1 as Exhibits A-1 and A-2)

SUPPLEMENTAL INDENTURE

Dated as of October 1, 2011

To

Indenture of Mortgage and Deed of Trust

Dated as of May 1, 1921

as Amended and Restated

as of April 7, 2005

THE CONNECTICUT LIGHT AND POWER COMPANY

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

(f/k/a BANKERS TRUST COMPANY),

Trustee

First and Refunding Mortgage Bonds, 2011 Series A

First and Refunding Mortgage Bonds, 2011 Series B

Exection Version

Table of Contents

		Page
Parties		1
Recitals		1
Granting Clauses		4
Habendum		4
Grant in Trust		5
ARTICLE 1.	**FORM AND PROVISIONS OF BONDS OF 2011 SERIES A**	5
SECTION 1.01.	Designation; Amount	5
SECTION 1.02.	Form of Bonds of 2011 Series A	5
SECTION 1.03.	Provisions of Bonds of 2011 Series A; Interest Accrual	5
SECTION 1.04.	Transfer and Exchange of Bonds of 2011 Series A; PCR Bond Trustee as Registered Holder; Restriction on Transfer of Bonds of 2011 Series A	6
SECTION 1.05.	Consent to Amendment and Restatement of Mortgage Indenture	7
ARTICLE 2.	**FORM AND PROVISIONS OF BONDS OF 2011 SERIES B**	7
SECTION 2.01.	Designation; Amount	7
SECTION 2.02.	Form of Bonds of 2011 Series B	7
SECTION 2.03.	Provisions of Bonds of 2011 Series B; Interest Accrual	7
SECTION 2.04.	Transfer and Exchange of Bonds of 2011 Series B; PCR Bond Trustee as Registered Holder; Restriction on Transfer of Bonds of 2011 Series B	9
SECTION 2.05.	Consent to Amendment and Restatement of Mortgage Indenture	9
ARTICLE 3.	**REDEMPTION OF BONDS OF 2011 SERIES A AND BONDS OF 2011 SERIES B**	9
SECTION 3.01	Redemption of Bonds of 2011 Series A Upon Redemption of Series A PCR Bonds	9
SECTION 3.02	Redemption of Bonds of 2011 Series B Upon Redemption of Series B PCR Bonds	10
SECTION 3.03	Source of Funds for Redemption	10
ARTICLE 4.	**MISCELLANEOUS**	10
SECTION 4.01.	Amendment to Mortgage Indenture	10
SECTION 4.02.	Benefits of Supplemental Indenture and Bonds of 2011 Series A and Bonds of 2011 Series B	12
SECTION 4.03.	Effect of Table of Contents and Headings	12
SECTION 4.04.	Counterparts	13
TESTIMONIUM		13
SIGNATURES		14
ACKNOWLEDGMENTS		14

SCHEDULE A-1 - Form of Bond of 2011 Series A; Form of Trustee's Certificate
SCHEDULE A-2 - Form of Bond of 2011 Series B; Form of Trustee's Certificate
SCHEDULE B - Property Subject to the Lien of the Mortgage

Execution Version

SUPPLEMENTAL INDENTURE, dated as of the first day of October, 2011, between THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called “Company”), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a BANKERS TRUST COMPANY), a corporation organized and existing under the laws of the State of New York (hereinafter called “Trustee”).

WHEREAS, the Company heretofore duly executed, acknowledged and delivered to the Trustee a certain Indenture of Mortgage and Deed of Trust dated as of May 1, 1921, and seventy-eight Supplemental Indentures thereto dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008 and February 1, 2009 (said Indenture of Mortgage and Deed of Trust (i) as heretofore amended, including as amended and restated in its entirety on April 7, 2005, being hereinafter generally called the “Mortgage Indenture,” and (ii) together with said Supplemental Indentures thereto, being hereinafter generally called the “Mortgage”), all of which have been duly recorded as required by law, for the purpose of securing its First and Refunding Mortgage Bonds (of which $1,981,845,000 aggregate principal amount are outstanding at the date of this Supplemental Indenture) in an unlimited amount, issued and to be issued for the purposes and in the manner therein provided, of which Mortgage this Supplemental Indenture is intended to be made a part, as fully as if therein recited at length; and

WHEREAS, pursuant to an Indenture of Trust dated as of October 1, 2011 (herein called the “Series A PCR Bond Indenture”), from the Connecticut Development Authority (herein called the “Authority”) to U.S. Bank National Association, as trustee (herein called the “PCR Bond Trustee”), the Authority is issuing $120,500,000 in principal amount of its Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series) (herein called the “Series A PCR Bonds”); and

WHEREAS, pursuant to a Loan Agreement dated as of October 1, 2011 (herein called the “Series A PCR Bond Loan Agreement”), by and between the Authority and the Company, the Authority is loaning the proceeds from the sale of the Series A PCR Bonds to the Company to assist the Company in refinancing a portion of the Authority’s Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 1993A Series) (the “1993A PCRBs”) issued by the Authority in 1993 in the aggregate principal amount of $245,500,000; and

Execution Version

WHEREAS, pursuant to an Indenture of Trust dated as of October 1, 2011 (herein called the “Series B PCR Bond Indenture”), from the Authority to the PCR Bond Trustee, the Authority is issuing $125,000,000 in principal amount of its Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011B Series) (herein called the “Series B PCR Bonds”); and

WHEREAS, pursuant to a Loan Agreement dated as of October 1, 2011 (herein called the “Series B PCR Bond Loan Agreement”), by and between the Authority and the Company, the Authority is loaning the proceeds from the sale of the Series B PCR Bonds to the Company to assist the Company in refinancing a portion of the 1993A PCRBs; and

WHEREAS, the Series A PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series A PCR Bond Loan Agreement or the Series A PCR Bond Indenture and from any amounts otherwise available under the Series A PCR Bond Indenture for the payment of the Series A PCR Bonds, which revenues and other receipts, funds, moneys and amounts are, pursuant to the Series A PCR Bond Indenture, pledged by the Authority to the PCR Bond Trustee as security for the Series A PCR Bonds and which revenues and other receipts, funds, moneys and amounts include loan payments required to be made by the Company to the PCR Bond Trustee for the account of the Authority pursuant to the Series A PCR Bond Loan Agreement in amounts equal to the amounts payable with respect to the Series A PCR Bonds; and

WHEREAS, the Series B PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series B PCR Bond Loan Agreement or the Series B PCR Bond Indenture and from any amounts otherwise available under the Series B PCR Bond Indenture for the payment of the Series B PCR Bonds, which revenues and other receipts, funds, moneys and amounts are, pursuant to the Series B PCR Bond Indenture, pledged by the Authority to the PCR Bond Trustee as security for the Series B PCR Bonds and which revenues and other receipts, funds, moneys and amounts include loan payments required to be made by the Company to the PCR Bond Trustee for the account of the Authority pursuant to the Series B PCR Bond Loan Agreement in amounts equal to the amounts payable with respect to the Series B PCR Bonds; and

WHEREAS, in consideration of the loan provided by the Authority under the Series A PCR Bond Loan Agreement, and pursuant to the provisions of the Series A PCR Bond Loan Agreement and the Series A PCR Bond Indenture, the Company has agreed to issue, and by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create, to evidence and secure the Company’s obligation under the Series A PCR Bond Loan Agreement to make loan payments as aforesaid and to provide security for the Series A PCR Bonds, a further series of bonds under the Mortgage to be designated “First and Refunding Mortgage Bonds, 2011 Series A” (hereinafter generally referred to as the “Bonds of 2011 Series A”), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, including terms and provisions with respect to maturity, interest payment, interest rate and redemption corresponding to  those of the Series  A  PCR Bonds, such fully registered bonds

Execution Version

and the Trustee’s certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A-1 appended hereto and made a part hereof; and

WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of up to One Hundred Twenty Million Five Hundred Thousand Dollars ($120,500,000) in aggregate principal amount of Bonds of 2011 Series A and other necessary actions have been duly authorized by the Board of Directors of the Company; and

WHEREAS, in consideration of the loan provided by the Authority under the Series B PCR Bond Loan Agreement, and pursuant to the provisions of the Series B PCR Bond Loan Agreement and the Series B PCR Bond Indenture, the Company has agreed to issue, and by appropriate and sufficient corporate action in conformity with the provisions of the Mortgage has duly determined to create, to evidence and secure the Company’s obligation under the Series B PCR Bond Loan Agreement to make loan payments as aforesaid and to provide security for the Series B PCR Bonds, a further series of bonds under the Mortgage to be designated “First and Refunding Mortgage Bonds, 2011 Series B” (hereinafter generally referred to as the “Bonds of 2011 Series B”), to consist of fully registered bonds containing terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in this Supplemental Indenture, including terms and provisions with respect to maturity, interest payment, interest rate and redemption corresponding to those of the Series B PCR Bonds, such fully registered bonds and the Trustee’s certificate of its authentication thereof to be substantially in the forms thereof respectively set forth in Schedule A-2 appended hereto and made a part hereof; and

WHEREAS, the execution and delivery of this Supplemental Indenture and the issue of up to One Hundred Twenty-Five Million Dollars ($125,000,000) in aggregate principal amount of Bonds of 2011 Series B and other necessary actions have been duly authorized by the Board of Directors of the Company; and

WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not specifically described in the Mortgage but which is and is intended to be subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

WHEREAS, the Company proposes to execute and deliver this Supplemental Indenture to provide for the issue of the Bonds of 2011 Series A and the Bonds of 2011 Series B, to subject such additional property to the lien of the Mortgage, and to confirm the lien of the Mortgage on the Property referred to below, and to further amend the Mortgage Indenture, all as permitted by Sections 401 and 1301 of the Mortgage Indenture; and

WHEREAS, all acts and things necessary to constitute this Supplemental Indenture a valid, binding and legal instrument and to make the Bonds of 2011 Series A and the Bonds of 2011 Series B, when executed by the Company and authenticated by the Trustee, the valid, binding and legal obligations of the Company have been authorized and performed;

Execution Version

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE OF MORTGAGE AND DEED OF TRUST WITNESSETH:

That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage, according to their tenor and effect, and according to the terms of the Mortgage and this Supplemental Indenture, and to secure the performance of the covenants and obligations in said bonds and in the Mortgage and this Supplemental Indenture respectively contained, and for the better assuring and confirming unto the Trustee, its successor or successors and its or their assigns, upon the trusts and for the purposes expressed in the Mortgage and this Supplemental Indenture, all and singular the hereditaments, premises, estates and property of the Company thereby conveyed or assigned or intended so to be, or which the Company may thereafter have become bound to convey or assign to the Trustee, as security for said bonds (except such hereditaments, premises, estates and property as shall have been disposed of or released or withdrawn from the lien of the Mortgage and this Supplemental Indenture, in accordance with the provisions thereof and subject to alterations, modifications and changes in said hereditaments, premises, estates and property as permitted under the provisions thereof), the Company, for and in consideration of the premises and the sum of One Dollar ($1.00) to it in hand paid by the Trustee, the receipt whereof is hereby acknowledged, and of other valuable considerations, has granted, bargained, sold, assigned, mortgaged, pledged, transferred, set over, aliened, enfeoffed, released, conveyed and confirmed, and by these presents does grant, bargain, sell, assign, mortgage, pledge, transfer, set over, alien, enfeoff, release, convey and confirm unto said Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as Trustee, and its successor or successors in the trusts created by the Mortgage and this Supplemental Indenture, and its and their assigns, all of said hereditaments, premises, estates and property (except and subject as aforesaid), as fully as though described at length herein, including, without limitation of the foregoing, the property, rights and privileges of the Company described or referred to in Schedule B hereto.

Together with all plants, buildings, structures, improvements and machinery located upon said real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof described or referred to in Schedule B or intended so to be, or in any wise appertaining thereto, and the reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances; except and subject as aforesaid.

TO HAVE AND TO HOLD all and singular the property, rights and privileges hereby granted or mentioned or intended so to be, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successor or successors in the trust created by the Mortgage and this Supplemental Indenture, and its and their assigns, forever, and with like effect as if the above described property, rights and privileges had been specifically described at length in the Mortgage and this Supplemental Indenture.

Subject, however, to Permitted Liens, as defined in the Mortgage Indenture.

Execution Version

IN TRUST, NEVERTHELESS, upon the terms and trusts of the Mortgage and this Supplemental Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Mortgage and this Supplemental Indenture (and subject to any sinking fund that may heretofore have been or hereafter be created for the benefit of any particular series).

And it is hereby covenanted that all such Bonds of 2011 Series A and Bonds of 2011 Series B are to be issued, authenticated and delivered, and that the mortgaged premises are to be held by the Trustee, upon and subject to the trusts, covenants, provisions and conditions and for the uses and purposes set forth in the Mortgage and this Supplemental Indenture and upon and subject to the further covenants, provisions and conditions and for the uses and purposes hereinafter set forth, as follows, to wit:

ARTICLE 1.

FORM AND PROVISIONS OF BONDS OF 2011 SERIES A

SECTION 1.01.

Designation; Amount.  The Bonds of 2011 Series A shall be designated “First and Refunding Mortgage Bonds, 2011 Series A” and shall not exceed One Hundred Twenty Million Five Hundred Thousand Dollars ($120,500,000) in aggregate principal amount at any one time outstanding.  The initial issue of the Bonds of 2011 Series A may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

SECTION 1.02.

Form of Bonds of 2011 Series A.  The Bonds of 2011 Series A shall be issued only in fully registered form without coupons in denominations of Five Thousand Dollars ($5,000) and multiples thereof.

The Bonds of 2011 Series A and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A-1 appended hereto.

SECTION 1.03.

Provisions of Bonds of 2011 Series A; Interest Accrual.  The Bonds of 2011 Series A shall mature on September 1, 2028 and shall bear interest, payable on the interest payment dates applicable from time to time to the Series A PCR Bonds (each such interest payment date so applicable to the Series A PCR Bonds being an interest payment date applicable to the Bonds of 2011 Series A), until the Company’s obligation in respect of the principal thereof shall be discharged, in amounts equal to the interest payments due on the Series A PCR Bonds on such interest payment dates applicable to the Bonds of 2011 Series A; and shall be payable both as to principal and interest at the office or agency of the Company in the Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the Bonds of 2011 Series A, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date (as hereinafter defined). If, pursuant to the Series A PCR Bond Loan Agreement or the Series A PCR Bond Indenture, all or

Execution Version

any portion of the principal of the Series A PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Bonds of 2011 Series A, together with all accrued interest thereon, shall without notice or demand of any kind, become immediately due and payable. In addition, the Bonds of 2011 Series A shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Article 3.

Anything in the Mortgage, this Supplemental Indenture or any Bond of 2011 Series A to the contrary notwithstanding, an aggregate principal amount of Bonds of 2011 Series A shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of, premium, if any, and interest on such aggregate principal amount of Bonds of 2011 Series A shall be satisfied and discharged, whether at maturity, upon redemption or otherwise, when and to the extent that the principal of and premium, if any, and interest on a corresponding aggregate principal amount of Series A PCR Bonds shall have been paid or deemed paid as provided in the Series A PCR Bond Indenture.

Each Bond of 2011 Series A authenticated in accordance with the terms of this Supplemental Indenture shall be dated as of the date of issuance and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the Bonds of 2011 Series A, or if the date of authentication thereof is on or prior to the record date with respect to the first interest payment date, then from the date of issuance, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

The person in whose name any Bond of 2011 Series A is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest.  A subsequent record date may be established by the Company by notice mailed to the owners of Bonds of 2011 Series A not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment shall mean the date that would be a “Regular Record Date” as defined in the Series A PCR Bond Indenture.

SECTION 1.04.

Transfer and Exchange of Bonds of 2011 Series A; PCR Bond Trustee as Registered Holder; Restriction on Transfer of Bonds of 2011 Series A.  Subject to the second paragraph of this Section 1.04, Bonds of 2011 Series A may be surrendered for registration of transfer as provided in Section 305 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of Bonds of 2011 Series A of other authorized denominations.  Notwithstanding the provisions of Section  305 of the  Mortgage  Indenture,  no  charge, except for taxes  or  other governmental charges,  shall  be

Execution Version

made by the Company for any registration of transfer of Bonds of 2011 Series A or for the exchange of any Bonds of 2011 Series A for bonds of other authorized denominations.

The Bonds of 2011 Series A shall be issued to and registered in the name of the PCR Bond Trustee and, anything in the Mortgage, this Supplemental Indenture or any Bond of 2011 Series A to the contrary notwithstanding, the Bonds of 2011 Series A shall not be sold, assigned, pledged, surrendered or transferred, except to effect the transfer to any successor trustee under the Series A PCR Bond Indenture or as otherwise permitted by the Series A PCR Bond Indenture or the Series A PCR Loan Agreement.

SECTION 1.05.

Consent to Amendment and Restatement of Mortgage Indenture.  Each holder of a Bond of 2011 Series A, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005 (the “Amended and Restated Indenture”).  As of April 7, 2005, by virtue of such consents by holders of not less than 66-2/3% in aggregate principal amount of the bonds outstanding and pursuant to the terms of the Mortgage Indenture, the Amended and Restated Indenture is now in full force and effect. Certain provisions of the Amended and Restated Indenture, however, require the consent of the holders of 100% in principal amount of all bonds outstanding in order to become effective and will become effective automatically upon receipt of such requisite 100% consent.

ARTICLE 2.

FORM AND PROVISIONS OF BONDS OF 2011 SERIES B

SECTION 2.01.

Designation; Amount.   The Bonds  of  2011 Series B shall be designated  “First and Refunding Mortgage Bonds, 2011 Series B” and shall not exceed One Hundred Twenty-Five Million Dollars ($125,000,000) in aggregate principal amount at any one time outstanding.  The initial issue of the Bonds of 2011 Series B may be effected upon compliance with the applicable provisions of the Mortgage Indenture.

SECTION 2.02.

Form of Bonds of 2011 Series B.  The Bonds of 2011 Series B shall be issued only in fully registered form without coupons in denominations of Five Thousand Dollars ($5,000) and multiples thereof.

The Bonds of 2011 Series B and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A-2 appended hereto.

SECTION 2.03.

Provisions of Bonds of 2011 Series B; Interest Accrual.  The Bonds of 2011 Series B shall mature on September 1, 2028 and shall bear interest, payable on the interest payment dates applicable from time to time to the Series B PCR Bonds (each such interest payment date so applicable to the Series B PCR Bonds being an interest payment date applicable to the Bonds of 2011 Series B), until the Company’s obligation in respect of the principal thereof shall be discharged, in amounts equal to the interest payments due on the Series B PCR Bonds on such interest payment dates applicable to the Bonds of 2011 Series B; and shall be  payable  both  as to  principal and  interest  at  the  office  or  agency  of  the Company in  the

Execution Version

Borough of Manhattan, New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the Bonds of 2011 Series B, whether in temporary or definitive form, shall be payable without presentation of such bonds; and only to or upon the written order of the registered holders thereof of record at the applicable record date (as hereinafter defined). If, pursuant to the Series B PCR Bond Loan Agreement or the Series B PCR Bond Indenture, all or any portion of the principal of the Series B PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Bonds of 2011 Series B, together with all accrued interest thereon, shall without notice or demand of any kind, become immediately due and payable. In addition, the Bonds of 2011 Series B shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Article 3.

Anything in the Mortgage, this Supplemental Indenture or any Bond of 2011 Series B to the contrary notwithstanding, an aggregate principal amount of Bonds of 2011 Series B shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of, premium, if any, and interest on such aggregate principal amount of Bonds of 2011 Series B shall be satisfied and discharged, whether at maturity, upon redemption or otherwise, when and to the extent that the principal of and premium, if any, and interest on a corresponding aggregate principal amount of Series B PCR Bonds shall have been paid or deemed paid as provided in the Series B PCR Bond Indenture.

Each Bond of 2011 Series B authenticated in accordance with the terms of this Supplemental Indenture shall be dated as of the date of issuance and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the Bonds of 2011 Series B, or if the date of authentication thereof is on or prior to the record date with respect to the first interest payment date, then from the date of issuance, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

The person in whose name any Bond of 2011 Series B is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest.  A subsequent record date may be established by the Company by notice mailed to the owners of Bonds of 2011 Series B not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term “record date” as used in this Section with respect to any regular interest payment shall mean the date that would be a “Regular Record Date” as defined in the Series B PCR Bond Indenture.

Execution Version

SECTION 2.04.

Transfer and Exchange of Bonds of 2011 Series B; PCR Bond Trustee as Registered Holder; Restriction on Transfer of Bonds of 2011 Series B.  Subject to the second paragraph of this Section 2.04, Bonds of 2011 Series B may be surrendered for registration of transfer as provided in Section 305 of the Mortgage Indenture at the office or agency of the Company in the Borough of Manhattan, New York, New York, and may be surrendered at said office for exchange for a like aggregate principal amount of Bonds of 2011 Series B of other authorized denominations.  Notwithstanding the provisions of Section 305 of the Mortgage Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration of transfer of Bonds of 2011 Series B or for the exchange of any Bonds of 2011 Series B for bonds of other authorized denominations.

The Bonds of 2011 Series B shall be issued to and registered in the name of the PCR Bond Trustee and, anything in the Mortgage, this Supplemental Indenture or any Bond of 2011 Series B to the contrary notwithstanding, the Bonds of 2011 Series B shall not be sold, assigned, pledged, surrendered or transferred, except to effect the transfer to any successor trustee under the Series B PCR Bond Indenture or as otherwise permitted by the Series B PCR Bond Indenture or the Series B Loan Agreement.

SECTION 2.05.

Consent to Amendment and Restatement of Mortgage Indenture.  Each holder of a Bond of 2011 Series B, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, shall have and be deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage Indenture in the form of the Amended and Restated Indenture.

ARTICLE 3.

REDEMPTION OF BONDS OF 2011 SERIES A AND BONDS OF 2011 SERIES B

SECTION 3.01.

Redemption of Bonds of 2011 Series A Upon Redemption of Series A PCR Bonds. In the event that the Series A PCR Bonds are to be redeemed as a whole or in part on any date as provided in Articles II and VI of the Series A PCR Bond Indenture, a like principal amount of the Bonds of 2011 Series A shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series A PCR Bonds are to be so redeemed, as set forth in such Articles II and VI, stated as a percentage of the principal amount of the Bonds of 2011 Series A to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Bonds of 2011 Series A shall be redeemed as aforesaid in accordance with the provisions of the Mortgage and upon not less than thirty (30) days’ prior notice given by mail as provided in the Mortgage; provided, that the Company shall be deemed to have satisfied such notice requirement by delivering to the PCR Bond Trustee, at the time and in the manner specified in the Series A PCR Bond Indenture and the Series A PCR Bond Loan Agreement, the notice and/or certificate required pursuant to the Series A PCR Bond Indenture and the Series A PCR Bond Loan Agreement to be delivered in connection with the redemption of the Series A PCR Bonds. The Company shall deliver a copy of such notice and/or certificate to the Trustee at the time of such delivery to the PCR Bond Trustee. Upon presentation to the Trustee for payment of any Bond of 2011 Series A to be redeemed as aforesaid, the Trustee shall (subject to Section 1.03 hereof) redeem and fully pay such bond or the portion thereof to be redeemed.

Execution Version

SECTION 3.02.

Redemption of Bonds of 2011 Series B Upon Redemption of Series B PCR Bonds. In the event that the Series B PCR Bonds are to be redeemed as a whole or in part on any date as provided in Articles II and VI of the Series B PCR Bond Indenture, a like principal amount of the Bonds of 2011 Series B shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series B PCR Bonds are to be so redeemed, as set forth in such Articles II and VI, stated as a percentage of the principal amount of the Bonds of 2011 Series B to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Bonds of 2011 Series B shall be redeemed as aforesaid in accordance with the provisions of the Mortgage and upon not less than thirty (30) days’ prior notice given by mail as provided in the Mortgage; provided, that the Company shall be deemed to have satisfied such notice requirement by delivering to the PCR Bond Trustee, at the time and in the manner specified in the Series B PCR Bond Indenture and the Series B PCR Bond Loan Agreement, the notice and/or certificate required pursuant to the Series B PCR Bond Indenture and the Series B PCR Bond Loan Agreement to be delivered in connection with the redemption of the Series B PCR Bonds. The Company shall deliver a copy of such notice and/or certificate to the Trustee at the time of such delivery to the PCR Bond Trustee. Upon presentation to the Trustee for payment of any Bond of 2011 Series B to be redeemed as aforesaid, the Trustee shall (subject to Section 2.03 hereof) redeem and fully pay such bond or the portion thereof to be redeemed.

SECTION 3.03.

Source of Funds for Redemptions. Subject to the second paragraph of each of Section 1.03 hereof and Section 2.03 hereof, redemptions of Bonds of 2011 Series A and Bonds of 2011 Series B pursuant to the foregoing provisions of this Article 3 may be made with moneys deposited with or received by the Trustee pursuant to the Mortgage Indenture and/or with any other moneys available to the Company for such purpose.

ARTICLE 4.

MISCELLANEOUS

SECTION 4.01.

Amendment to Mortgage Indenture.  Pursuant to Section 1301(l) of the Mortgage Indenture, the Mortgage Indenture is hereby further amended as follows:

(A)  Section 101 of Article I is hereby amended by deleting the definition of “Secured Debt” therein and replacing it with the following definition:

"SECURED DEBT" means Debt, other than Securities, created, issued, incurred or assumed by the Company which is secured by a Lien, other than a Permitted Lien (except for clause (B)(b) of the definition thereof), upon any Mortgaged Property of the Company prior to or on a parity with the Lien of this Mortgage (including Debt that is secured by a Lien prior to or on a parity with the Lien of this Mortgage existing on property acquired by the Company after the First Effective Date or placed thereon at the time of such acquisition thereof).

Execution Version

 (B) Article 7 is hereby amended by deleting Section 707 thereof in its entirety and replacing it with the following Section 707:

“SECTION 707.    ISSUANCE OF SECURED DEBT

The Company shall not issue any Secured Debt unless, after giving effect thereto, to the concurrent redemption or payment of Securities or Secured Debt and any other transactions contemplated thereby, (a) the Company would be permitted by the provisions of Section 401(a) to have authenticated and delivered at least $1.00 of additional Securities, (b) the aggregate principal amount of Secured Debt then outstanding would not exceed 3% of the sum of (i) the then Cost or Fair Value, whichever is less, of all Property Additions (after making any deductions pursuant to Section 102(b)) and (ii) all Available Cash then held by, or deposited with, the Trustee, and (c) the Lien securing such Secured Debt is permitted under Section 1612, provided, however, that the foregoing restriction shall not in any way prevent or limit the Company from creating, issuing, incurring or assuming indebtedness secured by Liens existing on property acquired by the Company after the First Effective Date or placed thereon at the time of such acquisition thereof.”

(C) Article 16 is hereby amended in the following instances:

(i) by deleting Section 1603(e) thereof in its entirety and substituting the following therefor:

“(e)  an Opinion of Counsel to the effect that the certificates and other instruments and cash, if any, which have been or are therewith delivered to or deposited and pledged with the Trustee conform to the requirements of this Mortgage, and that, upon the basis of the Company Order, the property to be released may be lawfully released from the lien of this Mortgage and that all conditions precedent herein provided for relating to such release have been complied with.”

(ii) by deleting Section 1606(a)(iv) thereof in its entirety and substituting the following therefor:

“(iv)  an Opinion of Counsel to the effect that the certificates and other instruments which have been or are therewith delivered to the Trustee conform to the requirements of this Mortgage, and that all conditions precedent herein provided for relating to such withdrawal have been complied with.”

Execution Version

(iii) by deleting Section 1615 thereof in its entirety and substituting the following therefor:

“SECTION 1615.  EFFECTIVE TIME FOR CERTAIN PROVISIONS

      All provisions hereof shall, unless otherwise specified herein, or except as may be specified in the terms and conditions of any series or Tranche of Securities (in which case such terms and conditions of any such series or Tranche of Securities shall be applicable to such series or Tranche of Securities), be of full force and effect on and after the First Effective Date, except that the provisions of (i) the expanded definitions of Excepted Property and of Permitted Liens contained in Section 101, (ii) Section 401(b)(v)(1) permitting the Opinion of Counsel to specify that the Mortgage may be subject to Prior Liens, (iii) Section 801 to the extent that it applies to Securities issued before January 1, 2004, (iv) Section 802(b), (v) Section 1302 permitting supplemental indentures (a) modifying the Mortgage with the consent of a majority in principal amount of all Securities then Outstanding and (b) permitting the release from the lien of this Mortgage of one or more properties having a value of up to 10% of the lesser of the aggregate Cost or aggregate Fair Value of the Mortgaged Property, (vi) Section 1601(b), (vii) Section 1605(b), and (viii) Section 1612 permitting the creation of Prior Liens on the Mortgaged Property shall, in each case, be of no force and effect prior to the Second Effective Date but shall automatically become of full force and effect on and after the Second Effective Date, all in accordance with the provisions of such Sections; and the definitions of Excepted Property and of Permitted Liens and the provisions of Sections 401(b)(v)(1), 801, 1302 and 1612 which are specified to be in effect only prior to the Second Effective Date shall automatically cease to be of any further force or effect on and after the Second Effective Date.”

SECTION 4.02.

Benefits of Supplemental Indenture and Bonds of 2011 Series A and Bonds of 2011 Series B.  Nothing in this Supplemental Indenture, or in the Bonds of 2011 Series A or the Bonds of 2011 Series B, expressed or implied, is intended to or shall be construed to give to any person or corporation other than the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or of any covenant, condition or provision herein contained.  All the covenants, conditions and provisions hereof are and shall be for the sole and exclusive benefit of the Company, the Trustee and the holders of the bonds and interest obligations secured by the Mortgage and this Supplemental Indenture.

SECTION 4.03.

Effect of Table of Contents and Headings.  The table of contents and the description headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning, construction or effect of the same.

Execution Version

SECTION 4.04.

Counterparts.  For the purpose of facilitating the recording hereof, this Supplemental Indenture may be executed in any number of counterparts, each of which shall be and shall be taken to be an original and all collectively but one instrument.

IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused these presents to be executed by its Assistant Treasurer – Finance and its corporate seal to be hereunto affixed, duly attested by its Assistant Secretary, and Deutsche Bank Trust Company Americas has caused these presents to be executed and its corporate seal to be hereunto affixed by Deutsche Bank National Trust Company, its authorized signatory, by A Vice President and an Assistant Vice President, duly attested by an Associate, as of the day and year first above written.

[The remainder of this page left blank intentionally; signature pages follow.]

Execution Version

Attest: /S/ O. KAY COMENDUL O. Kay Comendul Assistant Secretary	THE CONNECTICUT LIGHT AND POWER COMPANY By: /S/ SUSAN B. WEBER Susan B. Weber Assistant Treasurer – Finance
(SEAL)	Signed, sealed and delivered in the presence of: /S/ KATHRYN M. ARBOUR /S/ LEONARD RODRIGUEZ

STATE OF CONNECTICUT

)

) ss:

Hartford

COUNTY OF HARTFORD

)

On this 12th day of October 2011, before the undersigned officer, personally appeared Susan B. Weber and O. Kay Comendul, who acknowledged themselves to be the Assistant Treasurer – Finance and the Assistant Secretary, respectively, of THE CONNECTICUT LIGHT AND POWER COMPANY, a Connecticut corporation, and that they, as such Assistant Treasurer – Finance and such Assistant Secretary, being authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by themselves as the Assistant Treasurer – Finance and  the Assistant Secretary, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)	/S/ KATHRYN M. ARBOUR Notary Public My commission expires: 09/30/2016

Execution Version

Attest: /S/ KEVIN VARGAS Kevin Vargas Associate

DEUTSCHE BANK TRUST COMPANY
AMERICAS f/k/a BANKERS TRUST
COMPANY, TRUSTEE

By:

DEUTSCHE BANK NATIONAL

TRUST COMPANY, Authorized Signatory

By:

 /s/ DAVID CONTINO

David Contino

Vice President

By:

 /S/ IRINA GOLOVASHCHUCK

Irina Golovashchuck

Assistant Vice President

(SEAL)	Signed, sealed and delivered in the presence of: /S/ ILLEGIBLE /S/ ILLEGIBLE

STATE OF NEW JERSEY

)

) ss:

New Jersey

COUNTY OF NEW HUDSON

)

On this __ day of October, 2011 before the undersigned officer, personally appeared David Contino and Irina Golovashchuck, acknowledged themselves to be Vice President and Assistant Vice President, respectively, of DEUTSCHE BANK NATIONAL TRUST COMPANY, as authorized signatory for DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, a corporation, and that they, as such Vice President and such Assistant Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as Vice President and Assistant Vice President, and as their free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(SEAL)	/S/ JEFFREY SCHOENFELD Notary Public My commission expires: August 17, 2012

Execution Version

SCHEDULE A-1

[FORM OF BOND OF 2011 SERIES A]

No. 1

$120,500,000

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

FIRST AND REFUNDING MORTGAGE BOND, 2011 SERIES A

PRINCIPAL DUE SEPTEMBER 1, 2028

FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the “Company”), hereby promises to pay to U.S. Bank National Association, as PCR Bond Trustee (as defined on the reverse hereof), or registered assigns, the principal sum of One Hundred Twenty Million Five Hundred Thousand Dollars ($120,500,000), on the first day of September, 2028 and to pay interest on said sum on the interest payment dates applicable from time to time to the Series A PCR Bonds (as defined on the reverse hereof) (each such interest payment date so applicable to such Series A PCR Bonds being an interest payment date applicable to this Bond), until the Company’s obligation with respect to said principal sum shall be discharged, in amounts equal to the interest payments due on such Series A PCR Bonds (whether or not such interest payments have been or will be paid or deemed paid as provided in the Series A PCR Bond Loan Agreement and Series A PCR Bond Indenture (each as defined on the reverse hereof)) on such interest payment dates applicable to this Bond. This Bond shall bear interest as aforesaid from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is on or prior to the record date with respect to the first interest payment date then from the date of issuance, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the date that would be a “Regular Record Date” as defined in the Series A PCR Bond Indenture.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

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IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its ______________ by his or her signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Assistant Secretary.

Dated as of October  , 2011.

THE CONNECTICUT LIGHT AND POWER COMPANY By: Name: Title:
Attest: Name: Title:

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[FORM OF TRUSTEE’S CERTIFICATE]

Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, TRUSTEE By: DEUTSCHE BANK NATIONAL TRUST COMPANY, Authorized Signatory By: Name: Title: Authorized Officer
Dated as of October , 2011	By: Name: Title: Authorized Officer

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[FORM OF BOND OF 2011 SERIES A]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

FIRST AND REFUNDING MORTGAGE BOND, 2011 SERIES A

This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred Twenty Million Five Hundred Thousand Dollars ($120,500,000) consisting only of registered bonds without coupons and designated “First and Refunding Mortgage Bonds, 2011 Series A”, all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by seventy-nine Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008, February 1, 2009 and October 1, 2011 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the “Mortgage”), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage (other than the last sentence of the next paragraph and the second paragraph of Section 1.03 of the aforementioned Supplemental Indenture dated as of October 1, 2011) shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided.  The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.  The Mortgage was amended and restated in its entirety on April 7, 2005 in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

This bond, together with all other bonds of this series, if any, is issued to evidence and secure the Company’s obligation under a Loan Agreement dated as of October 1, 2011 (herein called the “Series A PCR Bond Loan Agreement”), by and between the Connecticut Development  Authority    (herein  called   the  “Authority” )  and  the  Company,  to  make  loan

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payments as described below and to provide security for the Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011A Series) (the “Series A PCR Bonds”) issued by the Authority in a principal amount of $120,500,000 pursuant to an Indenture of Trust dated as of October 1, 2011 (herein called the “Series A PCR Bond Indenture”), from the Authority to U.S. Bank National Association, as trustee (herein called the “PCR Bond Trustee”).  Pursuant to the Series A PCR Bond Loan Agreement, the Authority, on the date of original issue, loaned the proceeds from the sale of the Series A PCR Bonds to the Company to assist the Company in refinancing a portion of the Authority’s Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 1993A Series) issued by the Authority in 1993 in the aggregate principal amount of $245,500,000.  Anything in the Mortgage or any bond of this series to the contrary notwithstanding, an aggregate principal amount of bonds of this series shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of, premium, if any, and interest on such aggregate principal amount of bonds of this series shall be satisfied and discharged, whether at maturity, upon redemption or otherwise, when and to the extent that the principal of, premium, if any, and interest on a corresponding aggregate principal amount of Series A PCR Bonds shall have been paid or deemed paid as provided in the Series A PCR Bond Indenture.

The Series A PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series A PCR Bond Loan Agreement or the Series A PCR Bond Indenture and from any amounts otherwise available under the Series A PCR Bond Indenture for the payment of the Series A PCR Bonds. Such revenues and other receipts, funds, moneys and amounts have been, pursuant to the Series A PCR Bond Indenture, pledged by the Authority to the PCR Bond Trustee as security for the Series A PCR Bonds and include loan payments required to be made by the Company to the PCR Bond Trustee for the account of the Authority pursuant to the Series A PCR Bond Loan Agreement in amounts equal to the amounts payable with respect to the Series A PCR Bonds. This bond, together with all other bonds of this series, if any, has terms and provisions with respect to maturity, interest payment, interest rate and redemption corresponding to those of the Series A PCR Bonds. This bond, together with all other bonds of this series, if any, has been issued to and registered in the name of the PCR Bond Trustee and, anything in the Mortgage or any bond of this series to the contrary notwithstanding, the bonds of this series shall not be sold, assigned, pledged, surrendered or transferred, except to effect the transfer to any successor trustee under the Series A PCR Bond Indenture or as otherwise permitted by the Series A PCR Bond Indenture or the Series A PCR Loan Agreement.

Subject to the preceding paragraph, this bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage.  Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

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This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

In the event that the Series A PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series A PCR Bond Indenture, a like principal amount of the bonds of this series shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series A PCR Bonds are to be so redeemed, as set forth in the Series A PCR Bond Indenture, stated as a percentage of the principal amount of the bonds of this series to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The bonds of this series shall be redeemed as aforesaid in accordance with the provisions of the Mortgage and upon not less than thirty (30) days’ prior notice given by mail as provided in the Mortgage; provided, that the Company shall be deemed to have satisfied such notice requirement by delivering to the PCR Bond Trustee, at the time and in the manner specified in the Series A PCR Bond Indenture and the Series A PCR Bond Loan Agreement, the notice and/or certificate required pursuant to the Series A PCR Bond Indenture and the Series A PCR Bond Loan Agreement to be delivered in connection with the redemption of the Series A PCR Bonds. The Company shall present a copy of such notice and/or certificate to the Trustee at the time of such delivery to the PCR Bond Trustee.  Upon presentation to the Trustee for payment of any bond of this series to be redeemed as aforesaid, the Trustee shall redeem and fully pay such bond or the portion thereof to be redeemed.

Subject to the second paragraph of Section 1.03 of the Supplemental Indenture establishing the terms and series of the bonds of this series, redemptions of bonds of this series as aforesaid may be made with moneys deposited with or received by the Trustee pursuant to the Mortgage and/or with any other moneys available to the Company for such purpose.

The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or affect certain other changes specified in the Mortgage.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond of this series, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to the Supplemental Indenture dated as of April 1, 2005.

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No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

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SCHEDULE A-2

[FORM OF BOND OF 2011 SERIES B]

No. 1

$125,000,000

THE CONNECTICUT LIGHT AND POWER COMPANY

Incorporated under the Laws of the State of Connecticut

FIRST AND REFUNDING MORTGAGE BOND, 2011 SERIES B

PRINCIPAL DUE SEPTEMBER 1, 2028

FOR VALUE RECEIVED, THE CONNECTICUT LIGHT AND POWER COMPANY, a corporation organized and existing under the laws of the State of Connecticut (hereinafter called the “Company”), hereby promises to pay to U.S. Bank National Association, as PCR Bond Trustee (as defined on the reverse hereof), or registered assigns, the principal sum of One Hundred Twenty-Five Million Dollars ($125,000,000) on the first day of September, 2028 and to pay interest on said sum on the interest payment dates applicable from time to time to the Series B PCR Bonds (as defined on the reverse hereof) (each such interest payment date so applicable to such Series B PCR Bonds being an interest payment date applicable to this Bond), until the Company’s obligation with respect to said principal sum shall be discharged, in amounts equal to the interest payments due on such Series B PCR Bonds (whether or not such interest payments have been or will be paid or deemed paid as provided in the Series B PCR Bond Loan Agreement and Series B PCR Bond Indenture (each as defined on the reverse hereof)) on such interest payment dates applicable to this Bond. This Bond shall bear interest as aforesaid from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the bonds of this series, or if the date of authentication hereof is on or prior to the record date with respect to the first interest payment date then from the date of issuance, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Both principal and interest shall be payable at the office or agency of the Company in the Borough of Manhattan, New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Each installment of interest hereon (other than overdue interest) shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the date that would be a “Regular Record Date” as defined in the Series B PCR Bond Indenture.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company and hereinafter with its successors as defined in the Mortgage hereinafter referred to, generally called the Trustee), or by such a successor.

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IN WITNESS WHEREOF, The Connecticut Light and Power Company has caused this bond to be executed in its corporate name and on its behalf by its _______________ by his or her signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Assistant Secretary.

Dated as of October  , 2011.

THE CONNECTICUT LIGHT AND POWER COMPANY By: Name: Title:
Attest: Name: Title:

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[FORM OF TRUSTEE’S CERTIFICATE]

Deutsche Bank Trust Company Americas hereby certifies that this bond is one of the bonds described in the within mentioned Mortgage.

DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, TRUSTEE By: DEUTSCHE BANK NATIONAL TRUST COMPANY, Authorized Signatory By: Name: Title: Authorized Officer
Dated as of October , 2011	By: Name: Title: Authorized Officer

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[FORM OF BOND OF 2011 SERIES B]

[REVERSE]

THE CONNECTICUT LIGHT AND POWER COMPANY

FIRST AND REFUNDING MORTGAGE BOND, 2011 SERIES B

This bond is one of an issue of bonds of the Company, of an unlimited authorized amount of coupon bonds or registered bonds without coupons, or both, known as its First and Refunding Mortgage Bonds, all issued or to be issued in one or more series, and is one of a series of said bonds limited in principal amount to One Hundred Twenty-Five Million Dollars ($125,000,000) consisting only of registered bonds without coupons and designated “First and Refunding Mortgage Bonds, 2011 Series B”, all of which bonds are issued or are to be issued under, and equally and ratably secured by, a certain Indenture of Mortgage and Deed and Trust dated as of May 1, 1921, and by seventy-nine Supplemental Indentures dated respectively as of May 1, 1921, February 1, 1924, July 1, 1926, June 20, 1928, June 1, 1932, July 1, 1932, July 1, 1935, September 1, 1936, October 20, 1936, December 1, 1936, December 1, 1938, August 31, 1944, September 1, 1944, May 1, 1945, October 1, 1945, November 1, 1949, December 1, 1952, December 1, 1955, January 1, 1958, February 1, 1960, April 1, 1961, September 1, 1963, April 1, 1967, May 1, 1967, January 1, 1968, October 1, 1968, December 1, 1969, January 1, 1970, October 1, 1970, December 1, 1971, August 1, 1972, April 1, 1973, March 1, 1974, February 1, 1975, September 1, 1975, May 1, 1977, March 1, 1978, September 1, 1980, October 1, 1981, June 30, 1982, October 1, 1982, July 1, 1983, January 1, 1984, October 1, 1985, September 1, 1986, April 1, 1987, October 1, 1987, November 1, 1987, April 1, 1988, November 1, 1988, June 1, 1989, September 1, 1989, December 1, 1989, April 1, 1992, July 1, 1992, October 1, 1992, July 1, 1993, July 1, 1993, December 1, 1993, February 1, 1994, February 1, 1994, June 1, 1994, October 1, 1994, June 1, 1996, January 1, 1997, May 1, 1997, June 1, 1997, June 1, 1997, May 1, 1998, May 1, 1998, September 1, 2004, September 1, 2004, April 1, 2005, June 1, 2006, March 1, 2007, September 1, 2007, May 1, 2008, February 1, 2009 and October 1, 2011 (said Indenture of Mortgage and Deed of Trust and Supplemental Indentures being collectively referred to herein as the “Mortgage”), all executed by the Company to Deutsche Bank Trust Company Americas f/k/a Bankers Trust Company, as Trustee, all as provided in the Mortgage to which reference is made for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds may be issued and are secured; but neither the foregoing reference to the Mortgage nor any provision of this bond or of the Mortgage (other than the last sentence of the next paragraph and the second paragraph of Section 2.03 of the aforementioned Supplemental Indenture dated as of October 1, 2011) shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this bond as herein provided.  The principal of this bond may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the happening of an event of default as in the Mortgage provided.  The Mortgage was amended and restated in its entirety on April 7, 2005 in the form set forth in Schedule C to the Supplemental Indenture dated as of April 1, 2005.

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This bond, together with all other bonds of this series, if any, is issued to evidence and secure the Company’s obligation under a Loan Agreement dated as of October 1, 2011 (herein called the “Series B PCR Bond Loan Agreement”), by and between the Connecticut Development Authority (herein called the “Authority”) and the Company, to make loan payments as described below and to provide security for the Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 2011B Series) (the “Series B PCR Bonds”) issued by the Authority in a principal amount of $125,000,000 pursuant to an Indenture of Trust dated as of October 1, 2011 (herein called the “Series B PCR Bond Indenture”), from the Authority to U.S. Bank National Association, as trustee (herein called the “PCR Bond Trustee”).  Pursuant to the Series B PCR Bond Loan Agreement, the Authority, on the date of original issue, loaned the proceeds from the sale of the Series B PCR Bonds to the Company to assist the Company in refinancing a portion of the Authority’s Pollution Control Revenue Refunding Bonds (The Connecticut Light and Power Company Project – 1993A Series) issued by the Authority in 1993 in the aggregate principal amount of $245,500,000.  Anything in the Mortgage or any bond of this series to the contrary notwithstanding, an aggregate principal amount of bonds of this series shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of, premium, if any, and interest on such aggregate principal amount of bonds of this series shall be satisfied and discharged, whether at maturity, upon redemption or otherwise, when and to the extent that the principal of, premium, if any, and interest on a corresponding aggregate principal amount of Series B PCR Bonds shall have been paid or deemed paid as provided in the Series B PCR Bond Indenture.

The Series B PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series B PCR Bond Loan Agreement or the Series B PCR Bond Indenture and from any amounts otherwise available under the Series B PCR Bond Indenture for the payment of the Series B PCR Bonds. Such revenues and other receipts, funds, moneys and amounts have been, pursuant to the Series B PCR Bond Indenture, pledged by the Authority to the PCR Bond Trustee as security for the Series B PCR Bonds and include loan payments required to be made by the Company to the PCR Bond Trustee for the account of the Authority pursuant to the Series B PCR Bond Loan Agreement in amounts equal to the amounts payable with respect to the Series B PCR Bonds. This bond, together with all other bonds of this series, if any, has terms and provisions with respect to maturity, interest payment, interest rate and redemption corresponding to those of the Series B PCR Bonds. This bond, together with all other bonds of this series, if any, has been issued to and registered in the name of the PCR Bond Trustee and, anything in the Mortgage or any bond of this series to the contrary notwithstanding, the bonds of this series shall not be sold, assigned, pledged, surrendered or transferred, except to effect the transfer to any successor trustee under the Series B PCR Bond Indenture or as otherwise permitted by the Series B PCR Bond Indenture or the Series B PCR Loan Agreement.

Subject to the preceding paragraph, this bond is transferable by the registered holder hereof in person or by attorney upon surrender hereof at the office or agency of the Company in the Borough of Manhattan, New York, New York, together with a written instrument of transfer in approved form, signed by the holder, and a new bond or bonds of this series for a like principal amount in authorized denominations will be issued in exchange, all as provided in the Mortgage.  Prior to due presentment for registration of transfer of this bond the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or

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not this bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the office or agency of the Company in the Borough of Manhattan, New York, New York, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Mortgage.

In the event that the Series B PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series B PCR Bond Indenture, a like principal amount of the bonds of this series shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series B PCR Bonds are to be so redeemed, as set forth in the Series B PCR Bond Indenture, stated as a percentage of the principal amount of the bonds of this series to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The bonds of this series shall be redeemed as aforesaid in accordance with the provisions of the Mortgage and upon not less than thirty (30) days’ prior notice given by mail as provided in the Mortgage; provided, that the Company shall be deemed to have satisfied such notice requirement by delivering to the PCR Bond Trustee, at the time and in the manner specified in the Series B PCR Bond Indenture and the Series B PCR Bond Loan Agreement, the notice and/or certificate required pursuant to the Series B PCR Bond Indenture and the Series B PCR Bond Loan Agreement to be delivered in connection with the redemption of the Series B PCR Bonds. The Company shall present a copy of such notice and/or certificate to the Trustee at the time of such delivery to the PCR Bond Trustee.  Upon presentation to the Trustee for payment of any bond of this series to be redeemed as aforesaid, the Trustee shall redeem and fully pay such bond or the portion thereof to be redeemed.

Subject to the second paragraph of Section 2.03 of the Supplemental Indenture establishing the terms and series of the bonds of this series, redemptions of bonds of this series as aforesaid may be made with moneys deposited with or received by the Trustee pursuant to the Mortgage and/or with any other moneys available to the Company for such purpose.

The Mortgage provides that the Company and the Trustee, with consent of the holders of not less than 66-2/3% in aggregate principal amount of the bonds at the time outstanding which would be affected by the action proposed to be taken, may by supplemental indenture add any provisions to or change or eliminate any of the provisions of the Mortgage or modify the rights of the holders of the bonds; provided, however, that without the consent of the holder hereof no such supplemental indenture shall affect the terms of payment of the principal of or interest or premium on this bond, or reduce the aforesaid percentage of the bonds the holders of which are required to consent to such a supplemental indenture, or affect certain other changes specified in the Mortgage.

As set forth in the Supplemental Indenture establishing the terms and series of the bonds of this series, each holder of a bond of this series, solely by virtue of its acquisition thereof, including as an owner of a book-entry interest therein, has and has been deemed to have consented, without the need for any further action or consent by such holder, to the amendment and restatement of the Mortgage in the form set forth in Schedule C appended to the Supplemental Indenture dated as of April 1, 2005.

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No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or for any claim based thereon or otherwise in respect thereof, to any incorporator, or any past, present or future stockholder, officer or director of the Company, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company in respect to this bond is hereby expressly waived and released by every holder hereof.

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SCHEDULE B

[PROPERTY SUBJECT TO THE LIEN OF THE MORTGAGE]

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